Supplemental Information
First Quarter 2020

Current period information is preliminary and based on company data available at the time of the earnings presentation. It speaks only as of the particular date or dates included in the accompanying pages. Bank of America Corporation (the Corporation) does not undertake an obligation to, and disclaims any duty to, update any of the information provided. Any forward-looking statements in this information are subject to the forward-looking language contained in the Corporation’s reports filed with the SEC pursuant to the Securities Exchange Act of 1934, which are available at the SEC’s website (www.sec.gov) or at the Corporation’s website (www.bankofamerica.com). The Corporation’s future financial performance is subject to risks and uncertainties as described in its SEC filings.

Bank of America Corporation and Subsidiaries
Consolidated Financial Highlights
(In millions, except per share information)
	First Quarter 2020	Fourth Quarter 2019	Third Quarter 2019	Second Quarter 2019	First Quarter 2019

Income statement
Net interest income	$12,130	$12,140	$12,187	$12,189	$12,375
Noninterest income	10,637	10,209	10,620	10,895	10,629
Total revenue, net of interest expense	22,767	22,349	22,807	23,084	23,004
Provision for credit losses	4,761	941	779	857	1,013
Noninterest expense	13,475	13,239	15,169	13,268	13,224
Income before income taxes	4,531	8,169	6,859	8,959	8,767
Pretax, pre-provision income (1)	9,292	9,110	7,638	9,816	9,780
Income tax expense	521	1,175	1,082	1,611	1,456
Net income	4,010	6,994	5,777	7,348	7,311
Preferred stock dividends	469	246	505	239	442
Net income applicable to common shareholders	3,541	6,748	5,272	7,109	6,869
Diluted earnings per common share	0.40	0.74	0.56	0.74	0.70
Average diluted common shares issued and outstanding	8,862.7	9,079.5	9,353.0	9,559.6	9,787.3
Dividends paid per common share	$0.18	$0.18	$0.18	$0.15	$0.15

Performance ratios
Return on average assets	0.65%	1.13%	0.95%	1.23%	1.26%
Return on average common shareholders’ equity	5.91	11.00	8.48	11.62	11.42
Return on average shareholders’ equity	6.10	10.40	8.48	11.00	11.14
Return on average tangible common shareholders’ equity (2)	8.32	15.43	11.84	16.24	16.01
Return on average tangible shareholders’ equity (2)	8.29	14.09	11.43	14.88	15.10
Efficiency ratio	59.19	59.24	66.51	57.48	57.48

At period end
Book value per share of common stock	$27.84	$27.32	$26.96	$26.41	$25.57
Tangible book value per share of common stock (2)	19.79	19.41	19.26	18.92	18.26
Market capitalization	184,181	311,209	264,842	270,935	263,992
Number of financial centers - U.S.	4,297	4,300	4,302	4,349	4,353
Number of branded ATMs - U.S.	16,855	16,788	16,626	16,561	16,378
Headcount	208,931	208,131	208,561	208,984	205,292

(1)
Pretax, pre-provision income (PTPI) is a non-GAAP financial measure calculated by adjusting pretax income to add back provision for credit losses. Management believes that PTPI is a useful financial measure because it enables an assessment of the Company's ability to generate earnings to cover credit losses through a credit cycle.

(2)
Tangible equity ratios and tangible book value per share of common stock are non-GAAP financial measures. We believe the use of ratios that utilize tangible equity provides additional useful information because they present measures of those assets that can generate income. Tangible book value per share provides additional useful information about the level of tangible assets in relation to outstanding shares of common stock. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on page 31.)

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	2

Bank of America Corporation and Subsidiaries
Consolidated Statement of Income
(In millions, except per share information)
	First Quarter 2020	Fourth Quarter 2019	Third Quarter 2019	Second Quarter 2019	First Quarter 2019

Net interest income
Interest income	$16,098	$16,926	$17,916	$18,224	$18,170
Interest expense	3,968	4,786	5,729	6,035	5,795
Net interest income	12,130	12,140	12,187	12,189	12,375

Noninterest income
Fees and commissions	8,321	8,520	8,467	8,190	7,838
Market making and similar activities	2,807	1,767	2,118	2,381	2,768
Other income (loss)	(491)	(78)	35	324	23
Total noninterest income	10,637	10,209	10,620	10,895	10,629
Total revenue, net of interest expense	22,767	22,349	22,807	23,084	23,004

Provision for credit losses	4,761	941	779	857	1,013

Noninterest expense
Compensation and benefits	8,341	7,977	7,779	7,972	8,249
Occupancy and equipment	1,702	1,680	1,663	1,640	1,605
Information processing and communications	1,209	1,162	1,163	1,157	1,164
Product delivery and transaction related	777	695	696	709	662
Marketing	438	524	440	528	442
Professional fees	375	442	386	409	360
Other general operating	633	759	3,042	853	742
Total noninterest expense	13,475	13,239	15,169	13,268	13,224
Income before income taxes	4,531	8,169	6,859	8,959	8,767
Income tax expense	521	1,175	1,082	1,611	1,456
Net income	$4,010	$6,994	$5,777	$7,348	$7,311
Preferred stock dividends	469	246	505	239	442
Net income applicable to common shareholders	$3,541	$6,748	$5,272	$7,109	$6,869

Per common share information
Earnings	$0.40	$0.75	$0.57	$0.75	$0.71
Diluted earnings	0.40	0.74	0.56	0.74	0.70
Average common shares issued and outstanding	8,815.6	9,017.1	9,303.6	9,523.2	9,725.9
Average diluted common shares issued and outstanding	8,862.7	9,079.5	9,353.0	9,559.6	9,787.3

Consolidated Statement of Comprehensive Income
(Dollars in millions)
	First Quarter 2020	Fourth Quarter 2019	Third Quarter 2019	Second Quarter 2019	First Quarter 2019

Net income	$4,010	$6,994	$5,777	$7,348	$7,311
Other comprehensive income (loss), net-of-tax:
Net change in debt securities	4,795	(356)	1,538	2,384	2,309
Net change in debit valuation adjustments	1,346	(691)	229	(138)	(363)
Net change in derivatives	417	(35)	118	304	229
Employee benefit plan adjustments	43	53	26	29	28
Net change in foreign currency translation adjustments	(88)	13	(51)	(14)	(34)
Other comprehensive income (loss)	6,513	(1,016)	1,860	2,565	2,169
Comprehensive income	$10,523	$5,978	$7,637	$9,913	$9,480

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	3

Bank of America Corporation and Subsidiaries
Net Interest Income and Noninterest Income
(Dollars in millions)
	First Quarter 2020	Fourth Quarter 2019	Third Quarter 2019	Second Quarter 2019	First Quarter 2019

Net interest income
Interest income
Loans and leases	$9,963	$10,365	$10,894	$10,942	$10,885
Debt securities	2,843	2,841	2,829	3,017	3,119
Federal funds sold and securities borrowed or purchased under agreements to resell	819	1,097	1,242	1,309	1,195
Trading account assets	1,247	1,234	1,319	1,321	1,322
Other interest income	1,226	1,389	1,632	1,635	1,649
Total interest income	16,098	16,926	17,916	18,224	18,170

Interest expense
Deposits	1,184	1,548	1,880	1,965	1,795
Short-term borrowings	1,120	1,483	1,876	1,997	1,852
Trading account liabilities	329	282	303	319	345
Long-term debt	1,335	1,473	1,670	1,754	1,803
Total interest expense	3,968	4,786	5,729	6,035	5,795
Net interest income	$12,130	$12,140	$12,187	$12,189	$12,375

Noninterest income
Fees and commissions
Card income
Interchange fees (1)	$792	$1,007	$963	$968	$896
Other card income	480	504	502	478	479
Total card income	1,272	1,511	1,465	1,446	1,375
Service charges
Deposit-related fees	1,627	1,680	1,690	1,638	1,580
Lending-related fees	276	277	285	265	259
Total service charges	1,903	1,957	1,975	1,903	1,839
Investment and brokerage services
Asset management fees	2,682	2,650	2,597	2,554	2,440
Brokerage fees	1,076	928	897	916	920
Total investment and brokerage services	3,758	3,578	3,494	3,470	3,360
Investment banking fees
Underwriting income	848	800	740	792	666
Syndication fees	271	297	341	291	255
Financial advisory services	269	377	452	288	343
Total investment banking fees	1,388	1,474	1,533	1,371	1,264
Total fees and commissions	8,321	8,520	8,467	8,190	7,838
Market making and similar activities	2,807	1,767	2,118	2,381	2,768
Other income (loss)	(491)	(78)	35	324	23
Total noninterest income	$10,637	$10,209	$10,620	$10,895	$10,629

(1)
Gross interchange fees were $2.3 billion, $2.6 billion, $2.6 billion, $2.5 billion and $2.3 billion and are presented net of $1.5 billion, $1.6 billion, $1.6 billion, $1.6 billion and $1.4 billion of expenses for rewards and partner payments for the first quarter of 2020 and the fourth, third, second and first quarters of 2019, respectively.

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	4

Bank of America Corporation and Subsidiaries
Consolidated Balance Sheet
(Dollars in millions)
	March 31 2020	December 31 2019	March 31 2019
Assets
Cash and due from banks	$30,052	$30,152	$28,083
Interest-bearing deposits with the Federal Reserve, non-U.S. central banks and other banks	220,338	131,408	143,540
Cash and cash equivalents	250,390	161,560	171,623
Time deposits placed and other short-term investments	12,283	7,107	9,480
Federal funds sold and securities borrowed or purchased under agreements to resell	301,969	274,597	267,017
Trading account assets	193,323	229,826	239,062
Derivative assets	57,654	40,485	42,391
Debt securities:
Carried at fair value	221,104	256,467	241,956
Held-to-maturity, at cost	254,748	215,730	198,718
Total debt securities	475,852	472,197	440,674
Loans and leases	1,050,785	983,426	945,615
Allowance for loan and lease losses	(15,766)	(9,416)	(9,577)
Loans and leases, net of allowance	1,035,019	974,010	936,038
Premises and equipment, net	10,792	10,561	10,251
Goodwill	68,951	68,951	68,951
Loans held-for-sale	7,862	9,158	6,297
Customer and other receivables	69,238	55,937	53,496
Other assets	136,621	129,690	131,884
Total assets	$2,619,954	$2,434,079	$2,377,164

Liabilities
Deposits in U.S. offices:
Noninterest-bearing	$484,342	$403,305	$395,350
Interest-bearing	1,008,922	940,731	907,076
Deposits in non-U.S. offices:
Noninterest-bearing	13,695	13,719	12,066
Interest-bearing	76,366	77,048	64,845
Total deposits	1,583,325	1,434,803	1,379,337
Federal funds purchased and securities loaned or sold under agreements to repurchase	170,043	165,109	188,451
Trading account liabilities	77,151	83,270	84,410
Derivative liabilities	54,658	38,229	36,338
Short-term borrowings	30,118	24,204	14,008
Accrued expenses and other liabilities	183,029	182,798	173,681
Long-term debt	256,712	240,856	233,929
Total liabilities	2,355,036	2,169,269	2,110,154
Shareholders’ equity
Preferred stock, $0.01 par value; authorized – 100,000,000 shares; issued and outstanding – 3,887,440, 3,887,440 and 3,843,140 shares	23,427	23,401	22,326
Common stock and additional paid-in capital, $0.01 par value; authorized – 12,800,000,000 shares; issued and outstanding – 8,675,487,435, 8,836,148,954 and 9,568,389,268 shares	85,745	91,723	112,838
Retained earnings	155,866	156,319	141,888
Accumulated other comprehensive income (loss)	(120)	(6,633)	(10,042)
Total shareholders’ equity	264,918	264,810	267,010
Total liabilities and shareholders’ equity	$2,619,954	$2,434,079	$2,377,164

Assets of consolidated variable interest entities included in total assets above (isolated to settle the liabilities of the variable interest entities)
Trading account assets	$5,405	$5,811	$5,453
Loans and leases	37,009	38,837	41,528
Allowance for loan and lease losses	(1,472)	(807)	(884)
Loans and leases, net of allowance	35,537	38,030	40,644
All other assets	536	540	332
Total assets of consolidated variable interest entities	$41,478	$44,381	$46,429

Liabilities of consolidated variable interest entities included in total liabilities above
Short-term borrowings	$1,147	$2,175	$1,547
Long-term debt	6,787	8,718	8,182
All other liabilities	39	22	25
Total liabilities of consolidated variable interest entities	$7,973	$10,915	$9,754

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	5

Bank of America Corporation and Subsidiaries
Capital Management
(Dollars in millions)
	March 31 2020	December 31 2019	March 31 2019
Risk-based capital metrics (1):
Standardized Approach
Common equity tier 1 capital	$168,115	$166,760	$169,243
Tier 1 capital	191,532	188,492	190,963
Total capital	228,470	221,230	223,745
Risk-weighted assets	1,563,601	1,493,460	1,454,657
Common equity tier 1 capital ratio	10.8%	11.2%	11.6%
Tier 1 capital ratio	12.2	12.6	13.1
Total capital ratio	14.6	14.8	15.4

Advanced Approaches
Common equity tier 1 capital	$168,115	$166,760	$169,243
Tier 1 capital	191,532	188,492	190,963
Total capital	219,937	213,098	215,634
Risk-weighted assets	1,515,446	1,446,529	1,422,631
Common equity tier 1 capital ratio	11.1%	11.5%	11.9%
Tier 1 capital ratio	12.6	13.0	13.4
Total capital ratio	14.5	14.7	15.2

Leverage-based metrics (1)
Adjusted average assets	$2,423,024	$2,374,185	$2,283,978
Tier 1 leverage ratio	7.9%	7.9%	8.4%

Supplementary leverage exposure	$2,985,462	$2,945,636	$2,822,231
Supplementary leverage ratio	6.4%	6.4%	6.8%

Tangible equity ratio (2)	7.7	8.2	8.5
Tangible common equity ratio (2)	6.7	7.3	7.6

(1)
Regulatory capital ratios at March 31, 2020 are preliminary. We report regulatory capital ratios under both the Standardized and Advanced approaches. The approach that yields the lower ratio is used to assess capital adequacy.

(2)
Tangible equity ratio equals period-end tangible shareholders’ equity divided by period-end tangible assets. Tangible common equity ratio equals period-end tangible common shareholders’ equity divided by period-end tangible assets. Tangible shareholders’ equity and tangible assets are non-GAAP financial measures. We believe the use of ratios that utilize tangible equity provides additional useful information because they present measures of those assets that can generate income. (See Exhibit A: Non-GAAP Reconciliations - Reconciliation to GAAP Financial Measures on page 31.)

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	6

Bank of America Corporation and Subsidiaries
Capital Composition under Basel 3
(Dollars in millions)
	March 31 2020	December 31 2019
Total common shareholders' equity	$241,491	$241,409
CECL transitional amount (1)	3,299	—
Goodwill, net of related deferred tax liabilities	(68,570)	(68,570)
Deferred tax assets arising from net operating loss and tax credit carryforwards	(5,337)	(5,193)
Intangibles, other than mortgage servicing rights and goodwill, net of related deferred tax liabilities	(1,236)	(1,328)
Defined benefit pension plan net assets	(1,014)	(1,003)
Cumulative unrealized net (gain) loss related to changes in fair value of financial liabilities attributable to own creditworthiness, net of tax	(370)	1,278
Other	(148)	167
Common equity tier 1 capital	168,115	166,760
Qualifying preferred stock, net of issuance cost	23,426	22,329
Other	(9)	(597)
Total tier 1 capital	191,532	188,492
Tier 2 capital instruments	24,035	22,538
Eligible credit reserves included in tier 2 capital	4,375	2,097
Other	(5)	(29)
Total capital under the Advanced approaches	$219,937	$213,098

(1)
The CECL transitional amount includes the impact of the Corporation's adoption of the new CECL accounting standard on January 1, 2020 and 25 percent of the increase in reserves from January 1, 2020 through March 31, 2020.

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	7

Bank of America Corporation and Subsidiaries
Quarterly Average Balances and Interest Rates – Fully Taxable-equivalent Basis
(Dollars in millions)
	First Quarter 2020			Fourth Quarter 2019			First Quarter 2019
	Average Balance	Interest Income/ Expense (1)	Yield/ Rate	Average Balance	Interest Income/ Expense (1)	Yield/ Rate	Average Balance	Interest Income/ Expense (1)	Yield/ Rate
Earning assets
Interest-bearing deposits with the Federal Reserve, non-U.S. central banks and other banks	$130,282	$268	0.83%	$123,000	$369	1.19%	$134,962	$506	1.52%
Time deposits placed and other short-term investments	10,894	30	1.11	9,574	40	1.67	8,453	59	2.82
Federal funds sold and securities borrowed or purchased under agreements to resell	278,794	819	1.18	293,819	1,097	1.48	274,308	1,195	1.77
Trading account assets	156,685	1,266	3.25	147,210	1,253	3.38	140,228	1,341	3.87
Debt securities	465,215	2,868	2.49	464,884	2,866	2.48	441,680	3,148	2.83
Loans and leases (2):
Residential mortgage	239,994	1,987	3.31	231,849	1,953	3.37	210,174	1,862	3.55
Home equity	40,040	421	4.22	41,230	462	4.45	47,690	593	5.03
Credit card	94,471	2,464	10.49	94,951	2,544	10.63	95,008	2,530	10.80
Direct/Indirect and other consumer	90,954	746	3.30	90,924	786	3.43	90,430	821	3.69
Total consumer	465,459	5,618	4.85	458,954	5,745	4.98	443,302	5,806	5.29
U.S. commercial	330,420	2,846	3.46	326,945	3,006	3.65	316,089	3,349	4.29
Non-U.S. commercial	111,388	802	2.90	104,787	862	3.26	101,996	886	3.52
Commercial real estate	63,418	583	3.70	63,324	632	3.96	60,859	702	4.68
Commercial lease financing	19,598	161	3.29	19,976	168	3.37	21,774	196	3.60
Total commercial	524,824	4,392	3.36	515,032	4,668	3.60	500,718	5,133	4.15
Total loans and leases	990,283	10,010	4.06	973,986	10,413	4.25	944,020	10,939	4.69
Other earning assets	87,876	981	4.49	74,008	1,033	5.53	67,667	1,135	6.80
Total earning assets	2,120,029	16,242	3.08	2,086,481	17,071	3.25	2,011,318	18,323	3.68
Cash and due from banks	27,997			27,398			25,824
Other assets, less allowance for loan and lease losses	346,902			336,126			323,850
Total assets	$2,494,928			$2,450,005			$2,360,992
Interest-bearing liabilities
U.S. interest-bearing deposits:
Savings	$50,600	$1	0.01%	$50,287	$1	0.01%	$53,573	$1	0.01%
NOW and money market deposit accounts	770,474	653	0.34	754,517	914	0.48	731,025	1,157	0.64
Consumer CDs and IRAs	53,363	151	1.14	53,183	156	1.16	41,791	74	0.72
Negotiable CDs, public funds and other deposits	67,985	209	1.23	67,603	278	1.63	65,974	367	2.25
Total U.S. interest-bearing deposits	942,422	1,014	0.43	925,590	1,349	0.58	892,363	1,599	0.73
Non-U.S. interest-bearing deposits:
Banks located in non-U.S. countries	1,904	3	0.60	1,615	4	1.09	2,387	6	1.02
Governments and official institutions	161	—	0.05	180	—	0.01	178	—	0.11
Time, savings and other	75,625	167	0.89	74,129	195	1.04	64,212	190	1.20
Total non-U.S. interest-bearing deposits	77,690	170	0.88	75,924	199	1.04	66,777	196	1.19
Total interest-bearing deposits	1,020,112	1,184	0.47	1,001,514	1,548	0.61	959,140	1,795	0.76
Federal funds purchased, securities loaned or sold under agreements to repurchase, short-term borrowings and other interest-bearing liabilities	304,503	1,120	1.48	282,022	1,483	2.09	265,163	1,852	2.83
Trading account liabilities	48,142	329	2.75	43,449	282	2.57	45,593	345	3.07
Long-term debt	210,816	1,335	2.54	206,026	1,473	2.85	196,726	1,803	3.69
Total interest-bearing liabilities	1,583,573	3,968	1.01	1,533,011	4,786	1.24	1,466,622	5,795	1.60
Noninterest-bearing sources:
Noninterest-bearing deposits	419,224			408,925			400,724
Other liabilities (3)	227,597			241,169			227,429
Shareholders’ equity	264,534			266,900			266,217
Total liabilities and shareholders’ equity	$2,494,928			$2,450,005			$2,360,992
Net interest spread			2.07%			2.01%			2.08%
Impact of noninterest-bearing sources			0.26			0.34			0.43
Net interest income/yield on earning assets (4)		$12,274	2.33%		$12,285	2.35%		$12,528	2.51%

(1)	Includes the impact of interest rate risk management contracts.

(2)	Nonperforming loans are included in the respective average loan balances. Income on these nonperforming loans is generally recognized on a cost recovery basis.

(3)	Includes $35.7 billion, $37.2 billion and $31.4 billion of structured notes and liabilities for the first quarter of 2020 and the fourth and first quarters of 2019, respectively.

(4)	Net interest income includes FTE adjustments of $144 million, $145 million and $153 million for the first quarter of 2020 and the fourth and first quarters of 2019, respectively.

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	8

Bank of America Corporation and Subsidiaries
Debt Securities
(Dollars in millions)
	March 31, 2020
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Available-for-sale debt securities
Mortgage-backed securities:
Agency	$76,599	$2,863	$(1)	$79,461
Agency-collateralized mortgage obligations	4,348	212	(9)	4,551
Commercial	14,800	814	(12)	15,602
Non-agency residential	1,632	119	(80)	1,671
Total mortgage-backed securities	97,379	4,008	(102)	101,285
U.S. Treasury and agency securities	64,353	4,352	(9)	68,696
Non-U.S. securities	12,248	10	(11)	12,247
Other taxable securities, substantially all asset-backed securities	5,252	91	(204)	5,139
Total taxable securities	179,232	8,461	(326)	187,367
Tax-exempt securities	18,766	163	(75)	18,854
Total available-for-sale debt securities	197,998	8,624	(401)	206,221
Other debt securities carried at fair value (1)	14,791	317	(225)	14,883
Total debt securities carried at fair value	212,789	8,941	(626)	221,104
Held-to-maturity debt securities, substantially all U.S. agency mortgage-backed securities (2)	254,764	11,848	(17)	266,595
Total debt securities	$467,553	$20,789	$(643)	$487,699

	December 31, 2019
Available-for-sale debt securities
Mortgage-backed securities:
Agency	$121,698	$1,013	$(183)	$122,528
Agency-collateralized mortgage obligations	4,587	78	(24)	4,641
Commercial	14,797	249	(25)	15,021
Non-agency residential	948	138	(9)	1,077
Total mortgage-backed securities	142,030	1,478	(241)	143,267
U.S. Treasury and agency securities	67,700	1,023	(195)	68,528
Non-U.S. securities	11,987	6	(2)	11,991
Other taxable securities, substantially all asset-backed securities	3,874	67	—	3,941
Total taxable securities	225,591	2,574	(438)	227,727
Tax-exempt securities	17,716	202	(6)	17,912
Total available-for-sale debt securities	243,307	2,776	(444)	245,639
Other debt securities carried at fair value (1)	10,596	255	(23)	10,828
Total debt securities carried at fair value	253,903	3,031	(467)	256,467
Held-to-maturity debt securities, substantially all U.S. agency mortgage-backed securities	215,730	4,433	(342)	219,821
Total debt securities	$469,633	$7,464	$(809)	$476,288

(1)	Primarily includes non-U.S. securities used to satisfy certain international regulatory requirements.

(2)
During the first quarter of 2020, we transferred available-for-sale securities with a fair value of $44.4 billion to held to maturity. Additionally, we transferred trading securities with fair values of $5.2 billion to available-for-sale securities and $5.9 billion to other debt securities.

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	9

Bank of America Corporation and Subsidiaries
Supplemental Financial Data
(Dollars in millions)

	First Quarter 2020	Fourth Quarter 2019	Third Quarter 2019	Second Quarter 2019	First Quarter 2019

FTE basis data (1)
Net interest income	$12,274	$12,285	$12,335	$12,338	$12,528
Total revenue, net of interest expense	22,911	22,494	22,955	23,233	23,157
Net interest yield	2.33%	2.35%	2.41%	2.44%	2.51%
Efficiency ratio	58.82	58.85	66.08	57.11	57.10

(1)
FTE basis is a non-GAAP financial measure. FTE basis is a performance measure used by management in operating the business that management believes provides investors with a more accurate picture of the interest margin for comparative purposes. The Corporation believes that this presentation allows for comparison of amounts from both taxable and tax-exempt sources and is consistent with industry practices. Net interest income includes FTE adjustments of $144 million, $145 million, $148 million, $149 million and $153 million for the first quarter of 2020 and the fourth, third, second and first quarters of 2019, respectively.

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	10

Bank of America Corporation and Subsidiaries
Quarterly Results by Business Segment and All Other
(Dollars in millions)
	First Quarter 2020
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Net interest income	$12,274	$6,862	$1,571	$2,612	$1,153	$76
Noninterest income
Fees and commissions:
Card income	1,272	1,110	17	123	21	1
Service charges	1,903	995	17	796	87	8
Investment and brokerage services	3,758	70	3,122	7	567	(8)
Investment banking fees	1,388	—	115	761	602	(90)
Total fees and commissions	8,321	2,175	3,271	1,687	1,277	(89)
Market making and similar activities	2,807	1	21	87	2,973	(275)
Other income (loss)	(491)	91	73	214	(178)	(691)
Total noninterest income (loss)	10,637	2,267	3,365	1,988	4,072	(1,055)
Total revenue, net of interest expense	22,911	9,129	4,936	4,600	5,225	(979)
Provision for credit losses	4,761	2,258	189	2,093	107	114
Noninterest expense	13,475	4,495	3,600	2,321	2,813	246
Income (loss) before income taxes	4,675	2,376	1,147	186	2,305	(1,339)
Income tax expense (benefit)	665	582	281	50	599	(847)
Net income (loss)	$4,010	$1,794	$866	$136	$1,706	$(492)

Average
Total loans and leases	$990,283	$316,946	$178,639	$386,483	$71,660	$36,555
Total assets (1)	2,494,928	811,277	303,173	465,926	712,980	201,572
Total deposits	1,439,336	736,669	263,411	382,373	33,323	23,560
Quarter end
Total loans and leases	$1,050,785	$317,535	$181,492	$437,122	$78,591	$36,045
Total assets (1)	2,619,954	837,522	323,866	562,529	654,735	241,302
Total deposits	1,583,325	762,387	282,395	477,108	38,536	22,899

	Fourth Quarter 2019
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Net interest income	$12,285	$6,905	$1,587	$2,559	$1,135	$99
Noninterest income
Fees and commissions:
Card income	1,511	1,330	29	133	19	—
Service charges	1,957	1,056	18	790	87	6
Investment and brokerage services	3,578	70	3,065	8	442	(7)
Investment banking fees	1,474	—	106	809	581	(22)
Total fees and commissions	8,520	2,456	3,218	1,740	1,129	(23)
Market making and similar activities	1,767	1	23	44	1,441	258
Other income (loss)	(78)	152	85	798	(280)	(833)
Total noninterest income (loss)	10,209	2,609	3,326	2,582	2,290	(598)
Total revenue, net of interest expense	22,494	9,514	4,913	5,141	3,425	(499)
Provision for credit losses	941	934	19	58	9	(79)
Noninterest expense	13,239	4,468	3,523	2,320	2,613	315
Income (loss) before income taxes	8,314	4,112	1,371	2,763	803	(735)
Income tax expense (benefit)	1,320	1,007	336	746	229	(998)
Net income	$6,994	$3,105	$1,035	$2,017	$574	$263

Average
Total loans and leases	$973,986	$311,008	$174,374	$377,359	$73,044	$38,201
Total assets (1)	2,450,005	792,190	291,723	459,444	680,067	226,581
Total deposits	1,410,439	719,668	255,912	378,510	32,866	23,483
Quarter end
Total loans and leases	$983,426	$317,409	$176,600	$379,268	$72,993	$37,156
Total assets (1)	2,434,079	804,093	299,770	464,032	641,806	224,378
Total deposits	1,434,803	730,745	263,113	383,180	34,676	23,089

(1)	Total assets include asset allocations to match liabilities (i.e., deposits).

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	11

Bank of America Corporation and Subsidiaries
Quarterly Results by Business Segment and All Other (continued)
(Dollars in millions)
	First Quarter 2019
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Net interest income	$12,528	$7,106	$1,684	$2,790	$953	$(5)
Noninterest income
Fees and commissions:
Card income	1,375	1,197	26	131	20	1
Service charges	1,839	1,020	18	713	82	6
Investment and brokerage services	3,360	73	2,842	9	444	(8)
Investment banking fees	1,264	—	80	709	537	(62)
Total fees and commissions	7,838	2,290	2,966	1,562	1,083	(63)
Market making and similar activities	2,768	2	34	50	2,082	600
Other income (loss)	23	234	136	753	63	(1,163)
Total noninterest income (loss)	10,629	2,526	3,136	2,365	3,228	(626)
Total revenue, net of interest expense	23,157	9,632	4,820	5,155	4,181	(631)
Provision for credit losses	1,013	974	5	111	(23)	(54)
Noninterest expense	13,224	4,367	3,434	2,266	2,755	402
Income (loss) before income taxes	8,920	4,291	1,381	2,778	1,449	(979)
Income tax expense (benefit)	1,609	1,051	338	750	413	(943)
Net income (loss)	$7,311	$3,240	$1,043	$2,028	$1,036	$(36)

Average
Total loans and leases	$944,020	$292,267	$164,403	$370,108	$70,080	$47,162
Total assets (1)	2,360,992	769,328	297,133	434,920	664,052	195,559
Total deposits	1,359,864	697,001	261,841	349,037	31,366	20,619
Quarter end
Total loans and leases	$945,615	$292,453	$164,483	$373,017	$70,052	$45,610
Total assets (1)	2,377,164	794,586	296,799	436,066	671,123	178,590
Total deposits	1,379,337	721,800	261,180	343,897	31,073	21,387

(1)	Total assets include asset allocations to match liabilities (i.e., deposits).

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	12

Bank of America Corporation and Subsidiaries
Consumer Banking Segment Results
(Dollars in millions)
	First Quarter 2020	Fourth Quarter 2019	Third Quarter 2019	Second Quarter 2019	First Quarter 2019

Net interest income	$6,862	$6,905	$7,031	$7,116	$7,106
Noninterest income:
Card income	1,110	1,330	1,289	1,268	1,197
Service charges	995	1,056	1,098	1,045	1,020
All other income	162	223	306	288	309
Total noninterest income	2,267	2,609	2,693	2,601	2,526
Total revenue, net of interest expense	9,129	9,514	9,724	9,717	9,632

Provision for credit losses	2,258	934	917	947	974

Noninterest expense	4,495	4,468	4,399	4,412	4,367
Income before income taxes	2,376	4,112	4,408	4,358	4,291
Income tax expense	582	1,007	1,080	1,068	1,051
Net income	$1,794	$3,105	$3,328	$3,290	$3,240

Net interest yield	3.57%	3.65%	3.77%	3.87%	3.96%
Return on average allocated capital (1)	19	33	36	36	36
Efficiency ratio	49.23	46.96	45.23	45.41	45.33

Balance Sheet
Average
Total loans and leases	$316,946	$311,008	$303,832	$296,388	$292,267
Total earning assets (2)	773,635	750,064	739,802	737,714	727,390
Total assets (2)	811,277	792,190	781,739	779,450	769,328
Total deposits	736,669	719,668	709,339	707,091	697,001
Allocated capital (1)	38,500	37,000	37,000	37,000	37,000

Period end
Total loans and leases	$317,535	$317,409	$307,925	$300,411	$292,453
Total earning assets (2)	800,143	760,174	747,279	744,253	752,659
Total assets (2)	837,522	804,093	788,814	787,036	794,586
Total deposits	762,387	730,745	715,778	714,289	721,800

(1)
Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Other companies may define or calculate these measures differently.

(2)	Total earning assets and total assets include asset allocations to match liabilities (i.e., deposits) and allocated shareholders’ equity.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	13

Bank of America Corporation and Subsidiaries
Consumer Banking Key Indicators
(Dollars in millions)
	First Quarter 2020	Fourth Quarter 2019	Third Quarter 2019	Second Quarter 2019	First Quarter 2019

Average deposit balances
Checking	$394,678	$384,256	$376,821	$373,912	$364,908
Savings	49,358	49,048	50,013	51,688	51,294
MMS	247,018	242,147	239,941	241,050	242,460
CDs and IRAs	42,743	41,378	39,727	37,577	35,566
Other	2,872	2,839	2,837	2,864	2,773
Total average deposit balances	$736,669	$719,668	$709,339	$707,091	$697,001

Deposit spreads (excludes noninterest costs)
Checking	2.22%	2.26%	2.31%	2.34%	2.31%
Savings	2.45	2.47	2.53	2.55	2.53
MMS	2.19	2.25	2.46	2.50	2.45
CDs and IRAs	1.28	1.57	1.88	2.21	2.42
Other	1.88	2.11	2.42	2.68	2.71
Total deposit spreads	2.17	2.23	2.35	2.40	2.38

Consumer investment assets	$212,227	$240,132	$223,199	$219,732	$210,930

Active digital banking users (units in thousands) (1)	39,075	38,266	37,981	37,292	37,034
Active mobile banking users (units in thousands)	29,820	29,174	28,703	27,818	27,127
Financial centers	4,297	4,300	4,302	4,349	4,353
ATMs	16,855	16,788	16,626	16,561	16,378

Total credit card (2)
Loans
Average credit card outstandings	$94,471	$94,951	$94,370	$93,627	$95,008
Ending credit card outstandings	91,890	97,608	94,946	93,989	93,009
Credit quality
Net charge-offs	$770	$724	$717	$762	$745
	3.28%	3.03%	3.01%	3.26%	3.18%
30+ delinquency	$1,900	$2,035	$1,937	$1,838	$1,932
	2.07%	2.09%	2.04%	1.96%	2.08%
90+ delinquency	$991	$1,042	$960	$941	$1,005
	1.08%	1.07%	1.01%	1.00%	1.08%
Other total credit card indicators (2)
Gross interest yield	10.49%	10.63%	10.85%	10.76%	10.80%
Risk-adjusted margin	7.94	8.68	8.45	7.93	8.03
New accounts (in thousands)	1,055	1,046	1,172	1,068	1,034
Purchase volumes	$64,379	$73,717	$71,096	$70,288	$62,751

Debit card data
Purchase volumes	$88,588	$93,468	$90,942	$91,232	$85,030

Loan production (3)
Total (4):
First mortgage	$18,938	$22,114	$20,664	$18,229	$11,460
Home equity	3,024	2,999	2,539	2,768	2,825
Consumer Banking:
First mortgage	$12,881	$14,645	$13,622	$12,757	$8,155
Home equity	2,641	2,646	2,219	2,405	2,485

(1)	Active digital banking users represents mobile and/or online users.

(2)	In addition to the credit card portfolio in Consumer Banking, the remaining credit card portfolio is in GWIM.

(3)	Loan production amounts represent the unpaid principal balance of loans and, in the case of home equity, the principal amount of the total line of credit.

(4)	In addition to loan production in Consumer Banking, there is also first mortgage and home equity loan production in GWIM.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	14

Bank of America Corporation and Subsidiaries
Consumer Banking Quarterly Results
(Dollars in millions)
	First Quarter 2020			Fourth Quarter 2019
	Total Consumer Banking	Deposits	Consumer Lending	Total Consumer Banking	Deposits	Consumer Lending
Net interest income	$6,862	$3,948	$2,914	$6,905	$4,037	$2,868
Noninterest income:
Card income	1,110	(8)	1,118	1,330	(8)	1,338
Service charges	995	995	—	1,056	1,056	—
All other income	162	97	65	223	158	65
Total noninterest income	2,267	1,084	1,183	2,609	1,206	1,403
Total revenue, net of interest expense	9,129	5,032	4,097	9,514	5,243	4,271

Provision for credit losses	2,258	115	2,143	934	95	839

Noninterest expense	4,495	2,725	1,770	4,468	2,727	1,741
Income before income taxes	2,376	2,192	184	4,112	2,421	1,691
Income tax expense	582	537	45	1,007	593	414
Net income	$1,794	$1,655	$139	$3,105	$1,828	$1,277

Net interest yield	3.57%	2.17%	3.76%	3.65%	2.24%	3.72%
Return on average allocated capital (1)	19	55	2	33	60	20
Efficiency ratio	49.23	54.14	43.20	46.96	52.01	40.78

Balance Sheet
Average
Total loans and leases	$316,946	$5,435	$311,511	$311,008	$5,434	$305,574
Total earning assets (2)	773,635	731,928	312,127	750,064	713,977	306,171
Total assets (2)	811,277	764,117	317,580	792,190	746,293	315,981
Total deposits	736,669	731,277	5,392	719,668	713,924	5,744
Allocated capital (1)	38,500	12,000	26,500	37,000	12,000	25,000

Period end
Total loans and leases	$317,535	$5,466	$312,069	$317,409	$5,467	$311,942
Total earning assets (2)	800,143	756,869	312,739	760,174	724,573	312,684
Total assets (2)	837,522	789,846	317,141	804,093	758,459	322,717
Total deposits	762,387	756,873	5,514	730,745	725,665	5,080

				First Quarter 2019
				Total Consumer Banking	Deposits	Consumer Lending
Net interest income				$7,106	$4,307	$2,799
Noninterest income:
Card income				1,197	(7)	1,204
Service charges				1,020	1,020	—
All other income				309	232	77
Total noninterest income				2,526	1,245	1,281
Total revenue, net of interest expense				9,632	5,552	4,080

Provision for credit losses				974	46	928

Noninterest expense				4,367	2,655	1,712
Income before income taxes				4,291	2,851	1,440
Income tax expense				1,051	698	353
Net income				$3,240	$2,153	$1,087

Net interest yield				3.96%	2.52%	3.95%
Return on average allocated capital (1)				36	73	18
Efficiency ratio				45.33	47.80	41.98

Balance Sheet
Average
Total loans and leases				$292,267	$5,311	$286,956
Total earning assets (2)				727,390	693,091	287,259
Total assets (2)				769,328	724,559	297,729
Total deposits				697,001	692,234	4,767
Allocated capital (1)				37,000	12,000	25,000

Period end
Total loans and leases				$292,453	$5,282	$287,171
Total earning assets (2)				752,659	717,792	287,661
Total assets (2)				794,586	748,818	298,562
Total deposits				721,800	716,418	5,382

(1)
Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Other companies may define or calculate these measures differently.

(2)
For presentation purposes, in segments or businesses where the total of liabilities and equity exceeds assets, the Corporation allocates assets from All Other to match the segments’ and businesses’ liabilities and allocated shareholders’ equity. As a result, total earning assets and total assets of the businesses may not equal total Consumer Banking.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	15

Bank of America Corporation and Subsidiaries
Global Wealth & Investment Management Segment Results
(Dollars in millions)
	First Quarter 2020	Fourth Quarter 2019	Third Quarter 2019	Second Quarter 2019	First Quarter 2019

Net interest income	$1,571	$1,587	$1,609	$1,624	$1,684
Noninterest income:
Investment and brokerage services	3,122	3,065	3,001	2,962	2,842
All other income	243	261	294	314	294
Total noninterest income	3,365	3,326	3,295	3,276	3,136
Total revenue, net of interest expense	4,936	4,913	4,904	4,900	4,820

Provision for credit losses	189	19	37	21	5

Noninterest expense	3,600	3,523	3,414	3,454	3,434
Income before income taxes	1,147	1,371	1,453	1,425	1,381
Income tax expense	281	336	356	349	338
Net income	$866	$1,035	$1,097	$1,076	$1,043

Net interest yield	2.17%	2.25%	2.30%	2.35%	2.40%
Return on average allocated capital (1)	23	28	30	30	29
Efficiency ratio	72.95	71.71	69.61	70.47	71.25

Balance Sheet
Average
Total loans and leases	$178,639	$174,374	$170,414	$166,324	$164,403
Total earning assets (2)	290,916	279,367	277,338	277,033	285,050
Total assets (2)	303,173	291,723	289,460	289,835	297,133
Total deposits	263,411	255,912	254,460	253,940	261,841
Allocated capital (1)	15,000	14,500	14,500	14,500	14,500

Period end
Total loans and leases	$181,492	$176,600	$172,677	$168,993	$164,483
Total earning assets (2)	311,118	287,195	275,864	275,360	284,454
Total assets (2)	323,866	299,770	288,332	287,903	296,799
Total deposits	282,395	263,113	252,478	251,835	261,180

(1)
Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Other companies may define or calculate these measures differently.

(2)	Total earning assets and total assets include asset allocations to match liabilities (i.e., deposits) and allocated shareholders’ equity.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	16

Bank of America Corporation and Subsidiaries
Global Wealth & Investment Management Key Indicators
(Dollars in millions, except as noted)
	First Quarter 2020	Fourth Quarter 2019	Third Quarter 2019	Second Quarter 2019	First Quarter 2019

Revenue by Business
Merrill Lynch Global Wealth Management	$4,073	$4,046	$4,053	$4,047	$3,965
Bank of America Private Bank	863	867	851	853	855
Total revenue, net of interest expense	$4,936	$4,913	$4,904	$4,900	$4,820

Client Balances by Business, at period end
Merrill Lynch Global Wealth Management	$2,215,531	$2,558,102	$2,443,614	$2,440,710	$2,384,492
Bank of America Private Bank	443,080	489,690	462,347	458,081	452,477
Total client balances	$2,658,611	$3,047,792	$2,905,961	$2,898,791	$2,836,969

Client Balances by Type, at period end
Assets under management (1)	$1,092,482	$1,275,555	$1,212,120	$1,203,783	$1,169,713
Brokerage and other assets	1,155,461	1,372,733	1,305,926	1,314,457	1,282,091
Deposits	282,395	263,103	252,466	251,818	261,168
Loans and leases (2)	184,011	179,296	175,579	172,265	167,455
Less: Managed deposits in assets under management	(55,738)	(42,895)	(40,130)	(43,532)	(43,458)
Total client balances	$2,658,611	$3,047,792	$2,905,961	$2,898,791	$2,836,969

Assets Under Management Rollforward
Assets under management, beginning balance	$1,275,555	$1,212,120	$1,203,783	$1,169,713	$1,072,234
Net client flows	7,035	8,144	5,529	5,274	5,918
Market valuation/other	(190,108)	55,291	2,808	28,796	91,561
Total assets under management, ending balance	$1,092,482	$1,275,555	$1,212,120	$1,203,783	$1,169,713

Associates, at period end
Number of financial advisors	17,646	17,458	17,657	17,508	17,535
Total wealth advisors, including financial advisors	19,628	19,440	19,672	19,512	19,524
Total primary sales professionals, including financial advisors and wealth advisors	20,851	20,586	20,775	20,611	20,657

Merrill Lynch Global Wealth Management Metric
Financial advisor productivity (in thousands)	$1,138	$1,108	$1,096	$1,082	$1,039

Bank of America Private Bank Metric, at period end
Primary sales professionals	1,778	1,766	1,811	1,808	1,795

(1)	Defined as managed assets under advisory and/or discretion of GWIM.

(2)	Includes margin receivables which are classified in customer and other receivables on the Consolidated Balance Sheet.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	17

Bank of America Corporation and Subsidiaries
Global Banking Segment Results
(Dollars in millions)
	First Quarter 2020	Fourth Quarter 2019	Third Quarter 2019	Second Quarter 2019	First Quarter 2019

Net interest income	$2,612	$2,559	$2,617	$2,709	$2,790
Noninterest income:
Service charges	796	790	763	749	713
Investment banking fees	761	809	902	717	709
All other income	431	983	930	800	943
Total noninterest income	1,988	2,582	2,595	2,266	2,365
Total revenue, net of interest expense	4,600	5,141	5,212	4,975	5,155

Provision for credit losses	2,093	58	120	125	111

Noninterest expense	2,321	2,320	2,219	2,211	2,266
Income before income taxes	186	2,763	2,873	2,639	2,778
Income tax expense	50	746	776	713	750
Net income	$136	$2,017	$2,097	$1,926	$2,028

Net interest yield	2.57%	2.51%	2.69%	2.80%	2.98%
Return on average allocated capital (1)	1	20	20	19	20
Efficiency ratio	50.44	45.11	42.58	44.45	43.96

Balance Sheet
Average
Total loans and leases	$386,483	$377,359	$377,109	$372,531	$370,108
Total earning assets (2)	409,052	404,299	385,999	387,819	380,308
Total assets (2)	465,926	459,444	441,186	442,591	434,920
Total deposits	382,373	378,510	360,457	362,619	349,037
Allocated capital (1)	42,500	41,000	41,000	41,000	41,000

Period end
Total loans and leases	$437,122	$379,268	$377,658	$376,948	$373,017
Total earning assets (2)	505,451	407,180	397,589	384,884	381,490
Total assets (2)	562,529	464,032	452,642	440,352	436,066
Total deposits	477,108	383,180	371,887	358,902	343,897

(1)
Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Other companies may define or calculate these measures differently.

(2)	Total earning assets and total assets include asset allocations to match liabilities (i.e., deposits) and allocated shareholders’ equity.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	18

Bank of America Corporation and Subsidiaries
Global Banking Key Indicators
(Dollars in millions)
	First Quarter 2020	Fourth Quarter 2019	Third Quarter 2019	Second Quarter 2019	First Quarter 2019

Investment Banking fees (1)
Advisory (2)	$247	$352	$427	$254	$303
Debt issuance	424	341	356	324	327
Equity issuance	90	116	119	139	79
Total Investment Banking fees (3)	$761	$809	$902	$717	$709

Business Lending
Corporate	$951	$1,002	$1,024	$923	$1,045
Commercial	981	1,032	1,020	1,046	1,034
Business Banking	82	88	91	90	94
Total Business Lending revenue	$2,014	$2,122	$2,135	$2,059	$2,173

Global Transaction Services
Corporate	$871	$1,015	$967	$1,005	$1,007
Commercial	878	857	862	889	891
Business Banking	256	264	267	267	266
Total Global Transaction Services revenue	$2,005	$2,136	$2,096	$2,161	$2,164

Average deposit balances
Interest-bearing	$206,851	$209,343	$197,801	$195,575	$174,924
Noninterest-bearing	175,522	169,167	162,656	167,044	174,113
Total average deposits	$382,373	$378,510	$360,457	$362,619	$349,037

Loan spread	1.40%	1.37%	1.41%	1.41%	1.44%

Provision for credit losses	$2,093	$58	$120	$125	$111

Credit quality (4, 5)
Reservable criticized utilized exposure	$15,187	$9,996	$10,346	$10,260	$10,308
	3.34%	2.51%	2.61%	2.59%	2.62%

Nonperforming loans, leases and foreclosed properties	$1,700	$1,333	$1,208	$1,088	$1,087
	0.39%	0.36%	0.32%	0.29%	0.29%

Average loans and leases by product
U.S. commercial	$220,967	$217,326	$219,324	$215,941	$214,642
Non-U.S. commercial	92,526	87,872	86,016	84,263	82,663
Commercial real estate	53,009	51,761	51,069	51,006	50,517
Commercial lease financing	19,980	20,399	20,700	21,320	22,286
Other	1	1	—	1	—
Total average loans and leases	$386,483	$377,359	$377,109	$372,531	$370,108

Total Corporation Investment Banking fees
Advisory (2)	$269	$377	$452	$288	$343
Debt issuance	927	797	816	746	748
Equity issuance	283	322	308	395	234
Total investment banking fees including self-led deals	1,479	1,496	1,576	1,429	1,325
Self-led deals	(91)	(22)	(43)	(58)	(61)
Total Investment Banking fees	$1,388	$1,474	$1,533	$1,371	$1,264

(1)	Investment banking fees represent total investment banking fees for Global Banking inclusive of self-led deals and fees included within Business Lending.

(2)	Advisory includes fees on debt and equity advisory and mergers and acquisitions.

(3)	Investment banking fees represent only the fee component in Global Banking and do not include certain other items shared with the Investment Banking Group under internal revenue sharing agreements.

(4)
Criticized exposure corresponds to the Special Mention, Substandard and Doubtful asset categories defined by regulatory authorities. The reservable criticized exposure is on an end-of-period basis and is also shown as a percentage of total commercial reservable utilized exposure, including loans and leases, standby letters of credit, financial guarantees, commercial letters of credit and bankers’ acceptances.

(5)	Nonperforming loans, leases and foreclosed properties are on an end-of-period basis. The nonperforming ratio is nonperforming assets divided by loans, leases and foreclosed properties.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	19

Bank of America Corporation and Subsidiaries
Global Markets Segment Results
(Dollars in millions)
	First Quarter 2020	Fourth Quarter 2019	Third Quarter 2019	Second Quarter 2019	First Quarter 2019

Net interest income	$1,153	$1,135	$1,016	$811	$953
Noninterest income:
Investment and brokerage services	567	442	419	433	444
Investment banking fees	602	581	585	585	537
Market making and similar activities	2,973	1,441	1,580	1,961	2,082
All other income	(70)	(174)	263	354	165
Total noninterest income	4,072	2,290	2,847	3,333	3,228
Total revenue, net of interest expense (1)	5,225	3,425	3,863	4,144	4,181

Provision for credit losses	107	9	—	5	(23)

Noninterest expense	2,813	2,613	2,678	2,675	2,755
Income before income taxes	2,305	803	1,185	1,464	1,449
Income tax expense	599	229	338	417	413
Net income	$1,706	$574	$847	$1,047	$1,036

Return on average allocated capital (2)	19%	7%	10%	12%	12%
Efficiency ratio	53.82	76.29	69.32	64.55	65.91

Balance Sheet
Average
Total trading-related assets	$503,048	$489,256	$498,791	$496,205	$474,303
Total loans and leases	71,660	73,044	71,589	70,587	70,080
Total earning assets	501,616	481,401	476,919	474,061	472,414
Total assets	712,980	680,067	687,393	685,412	664,052
Total deposits	33,323	32,866	30,155	31,128	31,366
Allocated capital (2)	36,000	35,000	35,000	35,000	35,000

Period end
Total trading-related assets	$439,480	$452,496	$497,206	$487,094	$485,637
Total loans and leases	78,591	72,993	74,979	74,136	70,052
Total earning assets	465,632	471,701	478,303	475,836	470,700
Total assets	654,735	641,806	689,023	674,985	671,123
Total deposits	38,536	34,676	30,885	29,961	31,073

Trading-related assets (average)
Trading account securities	$257,254	$247,098	$261,182	$251,401	$225,254
Reverse repurchases	115,698	116,280	110,907	117,730	122,753
Securities borrowed	83,271	84,533	80,641	83,374	84,343
Derivative assets	46,825	41,345	46,061	43,700	41,953
Total trading-related assets	$503,048	$489,256	$498,791	$496,205	$474,303

(1)
Substantially all of Global Markets total revenue is sales and trading revenue and investment banking fees, with a small portion related to certain revenue sharing agreements with other business segments. For additional sales and trading revenue information, see page 21.

(2)
Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Other companies may define or calculate these measures differently.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	20

Bank of America Corporation and Subsidiaries
Global Markets Key Indicators
(Dollars in millions)
	First Quarter 2020	Fourth Quarter 2019	Third Quarter 2019	Second Quarter 2019	First Quarter 2019

Sales and trading revenue (1)
Fixed-income, currencies and commodities	$2,945	$1,754	$2,056	$2,098	$2,281
Equities	1,690	1,015	1,152	1,144	1,182
Total sales and trading revenue	$4,635	$2,769	$3,208	$3,242	$3,463

Sales and trading revenue, excluding net debit valuation adjustment (2)
Fixed-income, currencies and commodities	$2,671	$1,835	$2,074	$2,128	$2,360
Equities	1,664	1,020	1,149	1,145	1,193
Total sales and trading revenue, excluding net debit valuation adjustment	$4,335	$2,855	$3,223	$3,273	$3,553

Sales and trading revenue breakdown
Net interest income	$1,024	$1,008	$886	$665	$750
Commissions	557	432	410	423	433
Trading	2,972	1,441	1,580	1,960	2,081
Other	82	(112)	332	194	199
Total sales and trading revenue	$4,635	$2,769	$3,208	$3,242	$3,463

(1)
Includes Global Banking sales and trading revenue of $228 million, $139 million, $152 million, $130 million and $118 million for the first quarter of 2020 and the fourth, third, second and first quarters of 2019, respectively.

(2)
For this presentation, sales and trading revenue excludes net debit valuation adjustment (DVA) gains (losses) which include net DVA on derivatives, as well as amortization of own credit portion of purchase discount and realized DVA on structured liabilities. Sales and trading revenue excluding net DVA gains (losses) represents a non-GAAP financial measure. We believe the use of this non-GAAP financial measure provides additional useful information to assess the underlying performance of these businesses and to allow better comparison of period-to-period operating performance.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	21

Bank of America Corporation and Subsidiaries
All Other Results (1)
(Dollars in millions)
	First Quarter 2020	Fourth Quarter 2019	Third Quarter 2019	Second Quarter 2019	First Quarter 2019

Net interest income	$76	$99	$62	$78	$(5)
Noninterest income (loss)	(1,055)	(598)	(810)	(581)	(626)
Total revenue, net of interest expense	(979)	(499)	(748)	(503)	(631)

Provision for credit losses	114	(79)	(295)	(241)	(54)

Noninterest expense	246	315	2,459	516	402
Loss before income taxes	(1,339)	(735)	(2,912)	(778)	(979)
Income tax expense (benefit)	(847)	(998)	(1,320)	(787)	(943)
Net income (loss)	$(492)	$263	$(1,592)	$9	$(36)

Balance Sheet
Average
Total loans and leases	$36,555	$38,201	$41,789	$44,695	$47,162
Total assets (2)	201,572	226,581	212,445	201,763	195,559
Total deposits	23,560	23,483	20,641	20,672	20,619

Period end
Total loans and leases	$36,045	$37,156	$39,671	$43,312	$45,610
Total assets (3)	241,302	224,378	207,519	205,616	178,590
Total deposits	22,899	23,089	21,808	20,106	21,387

(1)
All Other consists of asset and liability management (ALM) activities, equity investments, non-core mortgage loans and servicing activities, liquidating businesses and certain expenses not otherwise allocated to a business segment. ALM activities encompass certain residential mortgages, debt securities, and interest rate and foreign currency risk management activities. Substantially all of the results of ALM activities are allocated to our business segments. Equity investments include our merchant services joint venture, as well as a portfolio of equity, real estate and other alternative investments.

(2)
Includes elimination of segments’ excess asset allocations to match liabilities (i.e., deposits) and allocated shareholders’ equity of $572.2 billion, $554.2 billion, $536.8 billion, $549.5 billion and $542.5 billion for the first quarter of 2020 and the fourth, third, second and first quarters of 2019, respectively.

(3)
Includes elimination of segments’ excess asset allocations to match liabilities (i.e., deposits) and allocated shareholders’ equity of $665.8 billion, $565.4 billion, $546.5 billion, $543.9 billion and $566.8 billion at March 31, 2020, December 31, 2019, September 30, 2019, June 30, 2019 and March 31, 2019, respectively.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	22

Bank of America Corporation and Subsidiaries
Outstanding Loans and Leases
(Dollars in millions)
	March 31 2020	December 31 2019	March 31 2019
Consumer
Residential mortgage	$243,545	$236,169	$212,023
Home equity	39,567	40,208	46,241
Credit card	91,890	97,608	93,009
Direct/Indirect consumer (1)	90,246	90,998	89,548
Other consumer (2)	150	192	152
Total consumer loans excluding loans accounted for under the fair value option	465,398	465,175	440,973
Consumer loans accounted for under the fair value option (3)	556	594	668
Total consumer	465,954	465,769	441,641

Commercial
U.S. commercial	358,504	307,048	300,399
Non-U.S. commercial	116,612	104,966	101,029
Commercial real estate (4)	66,654	62,689	61,215
Commercial lease financing	19,180	19,880	21,196
	560,950	494,583	483,839
U.S. small business commercial (5)	15,421	15,333	14,616
Total commercial loans excluding loans accounted for under the fair value option	576,371	509,916	498,455
Commercial loans accounted for under the fair value option (3)	8,460	7,741	5,519
Total commercial	584,831	517,657	503,974
Total loans and leases	$1,050,785	$983,426	$945,615

(1)
Includes primarily auto and specialty lending loans and leases of $50.0 billion, $50.4 billion and $49.9 billion, U.S. securities-based lending loans of $36.4 billion, $36.7 billion and $35.8 billion and non-U.S. consumer loans of $3.0 billion, $2.8 billion and $2.8 billion at March 31, 2020, December 31, 2019 and March 31, 2019, respectively.

(2)	Substantially all of other consumer is consumer overdrafts.

(3)
Consumer loans accounted for under the fair value option includes residential mortgage loans of $231 million, $257 million and $315 million and home equity loans of $325 million, $337 million and $353 million at March 31, 2020, December 31, 2019 and March 31, 2019, respectively. Commercial loans accounted for under the fair value option include U.S. commercial loans of $5.1 billion, $4.7 billion and $2.8 billion and non-U.S. commercial loans of $3.4 billion, $3.1 billion and $2.7 billion at March 31, 2020, December 31, 2019 and March 31, 2019, respectively.

(4)
Includes U.S. commercial real estate loans of $62.9 billion, $59.0 billion and $56.8 billion and non-U.S. commercial real estate loans of $3.8 billion, $3.7 billion and $4.4 billion at March 31, 2020, December 31, 2019 and March 31, 2019, respectively.

(5)	Includes card-related products.

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	23

Bank of America Corporation and Subsidiaries
Quarterly Average Loans and Leases by Business Segment and All Other
(Dollars in millions)
	First Quarter 2020
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Consumer
Residential mortgage	$239,994	$121,718	$86,375	$1	$—	$31,900
Home equity	40,040	31,712	3,129	—	308	4,891
Credit card	94,471	91,709	2,762	—	—	—
Direct/Indirect and other consumer	90,954	50,752	40,198	—	—	4
Total consumer	465,459	295,891	132,464	1	308	36,795

Commercial
U.S. commercial	330,420	21,040	41,085	220,967	47,176	152
Non-U.S. commercial	111,388	—	800	92,526	18,038	24
Commercial real estate	63,418	15	4,288	53,009	6,097	9
Commercial lease financing	19,598	—	2	19,980	41	(425)
Total commercial	524,824	21,055	46,175	386,482	71,352	(240)
Total loans and leases	$990,283	$316,946	$178,639	$386,483	$71,660	$36,555

	Fourth Quarter 2019
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Consumer
Residential mortgage	$231,849	$114,871	$83,899	$1	$—	$33,078
Home equity	41,230	32,447	3,192	—	295	5,296
Credit card	94,951	92,131	2,820	—	—	—
Direct/Indirect and other consumer	90,924	50,827	40,091	—	—	6
Total consumer	458,954	290,276	130,002	1	295	38,380

Commercial
U.S. commercial	326,945	20,716	39,704	217,326	48,967	232
Non-U.S. commercial	104,787	—	532	87,872	16,373	10
Commercial real estate	63,324	16	4,134	51,761	7,404	9
Commercial lease financing	19,976	—	2	20,399	5	(430)
Total commercial	515,032	20,732	44,372	377,358	72,749	(179)
Total loans and leases	$973,986	$311,008	$174,374	$377,359	$73,044	$38,201

	First Quarter 2019
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Consumer
Residential mortgage	$210,174	$93,881	$76,822	$—	$—	$39,471
Home equity	47,690	35,816	3,575	—	348	7,951
Credit card	95,008	92,213	2,795	—	—	—
Direct/Indirect and other consumer	90,430	50,602	39,824	—	—	4
Total consumer	443,302	272,512	123,016	—	348	47,426

Commercial
U.S. commercial	316,089	19,742	37,727	214,642	43,766	212
Non-U.S. commercial	101,996	—	107	82,663	19,198	28
Commercial real estate	60,859	13	3,550	50,517	6,768	11
Commercial lease financing	21,774	—	3	22,286	—	(515)
Total commercial	500,718	19,755	41,387	370,108	69,732	(264)
Total loans and leases	$944,020	$292,267	$164,403	$370,108	$70,080	$47,162

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	24

Bank of America Corporation and Subsidiaries
Commercial Credit Exposure by Industry (1, 2, 3, 4)
(Dollars in millions)
	Commercial Utilized			Total Commercial Committed
	March 31 2020	December 31 2019	March 31 2019	March 31 2020	December 31 2019	March 31 2019
Asset managers and funds	$73,372	$71,289	$67,300	$109,279	$109,972	$104,843
Real estate (5)	75,649	70,341	66,568	95,474	96,349	87,529
Capital goods	48,272	41,060	38,628	86,225	80,871	73,686
Finance companies	46,089	40,171	36,432	66,609	63,940	57,199
Healthcare equipment and services	40,241	34,353	36,095	58,237	55,918	56,488
Government and public education	44,403	41,889	42,950	55,527	53,566	54,321
Materials	30,712	26,663	28,203	53,332	52,128	52,286
Retailing	33,505	25,868	25,943	49,501	48,317	45,945
Food, beverage and tobacco	27,653	24,163	23,978	47,384	45,956	43,153
Consumer services	34,753	28,434	25,514	46,611	49,071	42,788
Energy	18,328	16,407	14,643	38,041	36,327	32,842
Commercial services and supplies	25,572	23,102	21,549	36,921	38,943	38,768
Transportation	27,775	23,448	23,519	36,091	33,027	32,099
Utilities	14,537	12,383	12,208	31,743	36,060	30,146
Global commercial banks	29,072	26,492	27,767	31,268	28,670	30,040
Individuals and trusts	20,052	18,926	18,628	28,657	27,815	25,159
Media	13,604	12,429	11,676	24,277	23,629	23,641
Technology hardware and equipment	12,837	10,645	11,514	23,799	24,071	24,398
Consumer durables and apparel	12,648	10,193	9,870	21,249	21,245	18,625
Vehicle dealers	18,315	18,013	18,100	21,196	21,435	21,168
Software and services	11,337	10,432	9,658	19,936	20,556	20,727
Pharmaceuticals and biotechnology	6,285	5,962	6,638	19,554	20,203	18,660
Financial markets infrastructure (clearinghouses)	14,935	9,351	8,338	17,352	11,851	10,053
Automobiles and components	11,272	7,345	7,632	16,714	14,910	14,143
Telecommunication services	10,082	9,144	8,695	15,919	16,103	16,158
Insurance	7,413	6,669	5,841	14,793	15,214	13,834
Food and staples retailing	6,797	6,290	5,982	10,667	10,392	9,733
Religious and social organizations	4,372	3,844	4,061	6,135	5,756	6,077
Total commercial credit exposure by industry	$719,882	$635,306	$617,930	$1,082,491	$1,062,295	$1,004,509

(1)
Includes loans and leases, standby letters of credit and financial guarantees, derivative assets, assets held-for-sale, commercial letters of credit, bankers’ acceptances, securitized assets, foreclosed properties and other collateral acquired. Derivative assets are carried at fair value, reflect the effects of legally enforceable master netting agreements and have been reduced by cash collateral of $53.3 billion, $33.9 billion and $32.4 billion at March 31, 2020, December 31, 2019 and March 31, 2019, respectively. Not reflected in utilized and committed exposure is additional non-cash derivative collateral held of $35.7 billion, $33.3 billion and $32.6 billion, which consists primarily of other marketable securities, at March 31, 2020, December 31, 2019 and March 31, 2019, respectively.

(2)
Total utilized and total committed exposure includes loans of $8.5 billion, $7.7 billion and $5.5 billion and issued letters of credit with a notional amount of $156 million, $170 million and $61 million accounted for under the fair value option at March 31, 2020, December 31, 2019 and March 31, 2019, respectively. In addition, total committed exposure includes unfunded loan commitments accounted for under the fair value option with a notional amount of $3.6 billion, $4.2 billion and $3.0 billion at March 31, 2020, December 31, 2019 and March 31, 2019, respectively.

(3)	Includes U.S. small business commercial exposure.

(4)	Includes the notional amount of unfunded legally binding lending commitments net of amounts distributed (e.g., syndicated or participated) to other financial institutions.

(5)
Industries are viewed from a variety of perspectives to best isolate the perceived risks. For purposes of this table, the real estate industry is defined based on the primary business activity of the borrowers or the counterparties using operating cash flows and primary source of repayment as key factors.

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	25

Bank of America Corporation and Subsidiaries
Top 20 Non-U.S. Countries Exposure
(Dollars in millions)
	Funded Loans and Loan Equivalents (1)	Unfunded Loan Commitments	Net Counterparty Exposure	Securities/ Other Investments (2)	Country Exposure at March 31 2020	Hedges and Credit Default Protection (3)	Net Country Exposure at March 31 2020 (4)	Increase (Decrease) from December 31 2019
United Kingdom	$35,343	$14,564	$10,902	$3,081	$63,890	$(2,086)	$61,804	$5,960
Germany	36,034	6,447	4,009	1,150	47,640	(2,706)	44,934	14,106
Japan	20,528	904	1,967	2,380	25,779	(938)	24,841	14,309
France	13,359	7,220	1,475	1,537	23,591	(1,858)	21,733	5,478
Canada	10,098	6,529	2,071	3,558	22,256	(568)	21,688	1,566
China	12,297	410	1,617	875	15,199	(353)	14,846	(741)
Australia	6,642	2,670	1,780	1,767	12,859	(447)	12,412	1,310
India	7,843	268	599	3,542	12,252	(151)	12,101	84
Brazil	7,602	234	372	3,301	11,509	(201)	11,308	(464)
Netherlands	6,834	2,489	959	488	10,770	(891)	9,879	(448)
Switzerland	5,561	2,769	400	477	9,207	(419)	8,788	1,403
Hong Kong	6,735	292	402	1,170	8,599	(33)	8,566	1,510
South Korea	5,692	828	529	1,433	8,482	(164)	8,318	(387)
Singapore	4,121	310	700	2,837	7,968	(50)	7,918	92
Belgium	5,248	865	653	1,158	7,924	(237)	7,687	1,180
Mexico	4,286	1,198	191	944	6,619	(424)	6,195	(1,616)
Spain	3,015	1,267	315	722	5,319	(464)	4,855	133
Italy	2,657	1,628	593	692	5,570	(976)	4,594	(783)
Ireland	2,756	930	326	445	4,457	(15)	4,442	1,075
United Arab Emirates	3,179	163	374	62	3,778	(43)	3,735	148
Total top 20 non-U.S. countries exposure	$199,830	$51,985	$30,234	$31,619	$313,668	$(13,024)	$300,644	$43,915

(1)
Includes loans, leases, and other extensions of credit and funds, including letters of credit and due from placements, which have not been reduced by collateral, hedges or credit default protection. Funded loans and loan equivalents are reported net of charge-offs but prior to any allowance for loan and lease losses.

(2)
Long securities exposures are netted on a single-name basis to, but not below, zero by short exposures and net credit default swaps purchased, consisting of single-name and net indexed and tranched credit default swaps.

(3)
Represents credit default protection purchased, net of credit default protection sold, which is used to mitigate the Corporation’s risk to country exposures as listed, consisting of net single-name and net indexed and tranched credit default swaps. Amounts are calculated based on the credit default swaps notional amount assuming a zero recovery rate less any fair value receivable or payable.

(4)	Represents country exposure less hedges and credit default protection purchased, net of credit default protection sold.

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	26

Bank of America Corporation and Subsidiaries
Nonperforming Loans, Leases and Foreclosed Properties
(Dollars in millions)
	March 31 2020	December 31 2019	September 30 2019	June 30 2019	March 31 2019
Residential mortgage	$1,580	$1,470	$1,551	$1,744	$1,773
Home equity	578	536	585	1,203	1,751
Direct/Indirect consumer	46	47	53	80	54
Total consumer	2,204	2,053	2,189	3,027	3,578
U.S. commercial	1,240	1,094	966	820	870
Non-U.S. commercial	90	43	51	122	80
Commercial real estate	408	280	185	112	213
Commercial lease financing	44	32	35	55	52
	1,782	1,449	1,237	1,109	1,215
U.S. small business commercial	70	50	50	51	57
Total commercial	1,852	1,499	1,287	1,160	1,272
Total nonperforming loans and leases	4,056	3,552	3,476	4,187	4,850
Foreclosed properties (1)	275	285	247	265	295
Total nonperforming loans, leases and foreclosed properties (2, 3, 4)	$4,331	$3,837	$3,723	$4,452	$5,145

Fully-insured home loans past due 30 days or more and still accruing	$1,598	$1,811	$1,919	$2,155	$2,390
Consumer credit card past due 30 days or more and still accruing	1,900	2,035	1,937	1,838	1,932
Other loans past due 30 days or more and still accruing	3,904	3,746	3,286	2,864	2,905
Total loans past due 30 days or more and still accruing (3, 5, 6)	$7,402	$7,592	$7,142	$6,857	$7,227

Fully-insured home loans past due 90 days or more and still accruing	$951	$1,088	$1,203	$1,364	$1,593
Consumer credit card past due 90 days or more and still accruing	991	1,042	960	941	1,005
Other loans past due 90 days or more and still accruing	384	283	496	268	181
Total loans past due 90 days or more and still accruing (3, 5, 6)	$2,326	$2,413	$2,659	$2,573	$2,779

Nonperforming loans, leases and foreclosed properties/Total assets (7)	0.17%	0.16%	0.15%	0.19%	0.22%
Nonperforming loans, leases and foreclosed properties/Total loans, leases and foreclosed properties (7)	0.42	0.39	0.39	0.47	0.55
Nonperforming loans and leases/Total loans and leases (7)	0.39	0.36	0.36	0.44	0.52

Commercial reservable criticized utilized exposure (8)	$17,400	$11,452	$11,835	$11,834	$11,821
Commercial reservable criticized utilized exposure/Commercial reservable utilized exposure (8)	2.84%	2.09%	2.17%	2.19%	2.22%
Total commercial criticized utilized exposure/Commercial utilized exposure (8)	2.65	2.00	2.02	2.04	2.07

(1)
Foreclosed property balances do not include properties insured by certain government-guaranteed loans, principally loans insured by the Federal Housing Administration (FHA), that entered foreclosure of $224 million, $260 million, $275 million, $294 million and $400 million at March 31, 2020, December 31, 2019, September 30, 2019, June 30, 2019 and March 31, 2019, respectively.

(2)
Balances do not include past due consumer credit card, consumer loans secured by real estate where repayments are insured by the FHA and individually insured long-term stand-by agreements (fully-insured home loans), and in general, other consumer and commercial loans not secured by real estate.

(3)
For periods prior to 2020, balances do not include purchased credit-impaired loans even though the customer may be contractually past due. Purchased credit-impaired loans were recorded at fair value upon acquisition and accrete interest income over the remaining life of the loan.

(4)
Balances do not include nonperforming loans held-for-sale of $223 million, $239 million, $237 million, $278 million and $457 million and nonperforming loans accounted for under the fair value option of $6 million, $6 million, $7 million, $10 million and $67 million at March 31, 2020, December 31, 2019, September 30, 2019, June 30, 2019 and March 31, 2019, respectively.

(5)
Balances do not include loans held-for-sale past due 30 days or more and still accruing of $354 million, $21 million, $44 million, $3 million and $4 million at March 31, 2020, December 31, 2019, September 30, 2019, June 30, 2019 and March 31, 2019, respectively, and loans held-for-sale past due 90 days or more and still accruing of $0, $11 million, $3 million, $0 and $1 million at March 31, 2020, December 31, 2019, September 30, 2019, June 30, 2019 and March 31, 2019, respectively. At March 31, 2020, December 31, 2019, September 30, 2019, June 30, 2019 and March 31, 2019, there were $52 million, $6 million, $9 million, $9 million and $6 million, respectively, of loans accounted for under the fair value option past due 30 days or more and still accruing interest.

(6)	These balances are excluded from total nonperforming loans, leases and foreclosed properties.

(7)
Total assets and total loans and leases do not include loans accounted for under the fair value option of $9.0 billion, $8.3 billion, $7.7 billion, $7.9 billion and $6.2 billion at March 31, 2020, December 31, 2019, September 30, 2019, June 30, 2019 and March 31, 2019, respectively.

(8)
Criticized exposure corresponds to the Special Mention, Substandard and Doubtful asset categories defined by regulatory authorities. The reservable criticized exposure excludes loans held-for-sale, exposure accounted for under the fair value option and other nonreservable exposure.

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	27

Bank of America Corporation and Subsidiaries
Nonperforming Loans, Leases and Foreclosed Properties Activity (1)
(Dollars in millions)
	First Quarter 2020	Fourth Quarter 2019	Third Quarter 2019	Second Quarter 2019	First Quarter 2019
Nonperforming Consumer Loans and Leases:
Balance, beginning of period	$2,053	$2,189	$3,027	$3,578	$3,842
Additions	477	291	335	390	391
Reductions:
Paydowns and payoffs	(106)	(121)	(197)	(195)	(188)
Sales	(6)	(109)	(748)	(502)	(164)
Returns to performing status (2)	(165)	(143)	(185)	(189)	(249)
Charge-offs (3)	(27)	(31)	(23)	(29)	(28)
Transfers to foreclosed properties	(22)	(23)	(20)	(26)	(26)
Total net reductions to nonperforming loans and leases	151	(136)	(838)	(551)	(264)
Total nonperforming consumer loans and leases, end of period	2,204	2,053	2,189	3,027	3,578
Foreclosed properties	226	229	188	205	236
Nonperforming consumer loans, leases and foreclosed properties, end of period	$2,430	$2,282	$2,377	$3,232	$3,814

Nonperforming Commercial Loans and Leases (4):
Balance, beginning of period	$1,499	$1,287	$1,160	$1,272	$1,102
Additions	781	527	492	389	640
Reductions:
Paydowns	(212)	(169)	(161)	(210)	(108)
Sales	(16)	(22)	(33)	(117)	(43)
Return to performing status (5)	(16)	(15)	(48)	(23)	(34)
Charge-offs	(184)	(107)	(123)	(151)	(97)
Transfers to foreclosed properties	—	(2)	—	—	(7)
Transfers to loans held-for-sale	—	—	—	—	(181)
Total net additions (reductions) to nonperforming loans and leases	353	212	127	(112)	170
Total nonperforming commercial loans and leases, end of period	1,852	1,499	1,287	1,160	1,272
Foreclosed properties	49	56	59	60	59
Nonperforming commercial loans, leases and foreclosed properties, end of period	$1,901	$1,555	$1,346	$1,220	$1,331

(1)	For amounts excluded from nonperforming loans, leases and foreclosed properties, see footnotes to Nonperforming Loans, Leases and Foreclosed Properties table on page 27.

(2)
Consumer loans and leases may be returned to performing status when all principal and interest is current and full repayment of the remaining contractual principal and interest is expected, or when the loan otherwise becomes well-secured and is in the process of collection. Certain troubled debt restructurings are classified as nonperforming at the time of restructuring and may only be returned to performing status after considering the borrower’s sustained repayment performance for a reasonable period, generally six months.

(3)
Our policy is not to classify consumer credit card and non-bankruptcy related consumer loans not secured by real estate as nonperforming; therefore, the charge-offs on these loans have no impact on nonperforming activity and, accordingly, are excluded from this table.

(4)	Includes U.S. small business commercial activity. Small business card loans are excluded as they are not classified as nonperforming.

(5)
Commercial loans and leases may be returned to performing status when all principal and interest is current and full repayment of the remaining contractual principal and interest is expected, or when the loan otherwise becomes well-secured and is in the process of collection. Troubled debt restructurings are generally classified as performing after a sustained period of demonstrated payment performance.

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	28

Bank of America Corporation and Subsidiaries
Quarterly Net Charge-offs and Net Charge-off Ratios (1)
(Dollars in millions)
	First Quarter 2020		Fourth Quarter 2019		Third Quarter 2019		Second Quarter 2019		First Quarter 2019
	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent
Net Charge-offs
Residential mortgage (2)	$(1)	—%	$4	0.01%	$(38)	(0.07)%	$3	0.01%	$(16)	(0.03)%
Home equity (3)	(11)	(0.11)	(12)	(0.12)	(202)	(1.85)	(155)	(1.36)	11	0.10
Credit card	770	3.28	724	3.03	717	3.01	762	3.26	745	3.18
Direct/Indirect consumer	40	0.18	39	0.17	76	0.33	40	0.18	54	0.24
Other consumer	74	n/m	83	n/m	69	n/m	41	n/m	41	n/m
Total consumer	872	0.75	838	0.72	622	0.55	691	0.62	835	0.77
U.S. commercial	163	0.21	54	0.07	53	0.07	66	0.09	83	0.11
Non-U.S. commercial	1	—	(31)	(0.12)	67	0.26	48	0.19	—	—
Total commercial and industrial	164	0.16	23	0.02	120	0.12	114	0.11	83	0.08
Commercial real estate	6	0.04	21	0.13	(1)	—	4	0.02	5	0.03
Commercial lease financing	5	0.10	7	0.13	1	0.02	13	0.26	—	—
	175	0.14	51	0.04	120	0.10	131	0.11	88	0.07
U.S. small business commercial	75	1.95	70	1.83	69	1.83	65	1.76	68	1.90
Total commercial	250	0.19	121	0.09	189	0.15	196	0.16	156	0.13
Total net charge-offs	$1,122	0.46	$959	0.39	$811	0.34	$887	0.38	$991	0.43

By Business Segment and All Other
Consumer Banking	$963	1.22%	$924	1.18%	$905	1.18%	$915	1.24%	$925	1.28%
Global Wealth & Investment Management	9	0.02	17	0.04	39	0.09	12	0.03	12	0.03
Global Banking	160	0.17	40	0.04	116	0.12	129	0.14	82	0.09
Global Markets	7	0.04	9	0.05	—	—	—	—	—	—
All Other	(17)	(0.19)	(31)	(0.32)	(249)	(2.43)	(169)	(1.54)	(28)	(0.24)
Total net charge-offs	$1,122	0.46	$959	0.39	$811	0.34	$887	0.38	$991	0.43

(1)
Net charge-off ratios are calculated as annualized net charge-offs divided by average outstanding loans and leases excluding loans accounted for under the fair value option during the period for each loan and lease category.

(2)
Includes loan sale net charge-offs (recoveries) of $0, $2 million, $(25) million, $0 and $(10) million for the first quarter of 2020 and the fourth, third, second and first quarters of 2019, respectively.

(3)
Includes loan sale net charge-offs (recoveries) of $0, $9 million, $(173) million, $(118) million and $24 million for the first quarter of 2020 and the fourth, third, second and first quarters of 2019, respectively.

n/m = not meaningful

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	29

Bank of America Corporation and Subsidiaries
Allocation of the Allowance for Credit Losses by Product Type
(Dollars in millions)
	March 31, 2020		January 1, 2020		December 31, 2019		March 31, 2019
	Amount	Percent of Loans and Leases Outstanding (1, 2)	Amount	Percent of Loans and Leases Outstanding (1, 2)	Amount	Percent of Loans and Leases Outstanding (1, 2)	Amount	Percent of Loans and Leases Outstanding (1, 2)
Allowance for loan and lease losses
Residential mortgage	$430	0.18%	$212	0.09%	$325	0.14%	$379	0.18%
Home equity	378	0.96	228	0.57	221	0.55	443	0.96
Credit card	7,583	8.25	6,809	6.98	3,710	3.80	3,666	3.94
Direct/Indirect consumer	623	0.69	566	0.62	234	0.26	238	0.27
Other consumer	52	n/m	55	n/m	52	n/m	30	n/m
Total consumer	9,066	1.95	7,870	1.69	4,542	0.98	4,756	1.08
U.S. commercial (3)	4,135	1.11	2,723	0.84	3,015	0.94	2,997	0.95
Non-U.S.commercial	1,041	0.89	668	0.64	658	0.63	705	0.70
Commercial real estate	1,439	2.16	1,036	1.65	1,042	1.66	965	1.58
Commercial lease financing	85	0.45	61	0.31	159	0.80	154	0.73
Total commercial	6,700	1.16	4,488	0.88	4,874	0.96	4,821	0.97
Allowance for loan and lease losses	15,766	1.51	12,358	1.27	9,416	0.97	9,577	1.02
Reserve for unfunded lending commitments	1,360		1,123		813		802
Allowance for credit losses	$17,126		$13,481		$10,229		$10,379

Asset Quality Indicators
Allowance for loan and lease losses/Total loans and leases (2)		1.51%		1.27%		0.97%		1.02%
Allowance for loan and lease losses/Total nonperforming loans and leases (4)		389		331		265		197
Ratio of the allowance for loan and lease losses/Annualized net charge-offs		3.49		n/m		2.48		2.38

(1)
Ratios are calculated as allowance for loan and lease losses as a percentage of loans and leases outstanding excluding loans accounted for under the fair value option. Consumer loans accounted for under the fair value option include residential mortgage loans of $231 million, $257 million and $315 million and home equity loans of $325 million, $337 million and $353 million at March 31, 2020, December 31, 2019 and March 31, 2019, respectively. Commercial loans accounted for under the fair value option include U.S. commercial loans of $5.1 billion, $4.7 billion and $2.8 billion and non-U.S. commercial loans of $3.4 billion, $3.1 billion and $2.7 billion at March 31, 2020, December 31, 2019 and March 31, 2019, respectively.

(2)
Total loans and leases do not include loans accounted for under the fair value option of $9.0 billion, $8.3 billion and $6.2 billion at March 31, 2020, December 31, 2019 and March 31, 2019, respectively.

(3)
Includes allowance for loan and lease losses for U.S. small business commercial loans of $1.1 billion, $523 million and $489 million at March 31, 2020, December 31, 2019 and March 31, 2019, respectively.

(4)
Allowance for loan and lease losses includes $8.6 billion, $4.2 billion and $4.1 billion allocated to products (primarily the Consumer Lending portfolios within Consumer Banking) that are excluded from nonperforming loans and leases at March 31, 2020, December 31, 2019 and March 31, 2019, respectively. Excluding these amounts, allowance for loan and lease losses as a percentage of total nonperforming loans and leases was 178 percent, 148 percent and 113 percent at March 31, 2020, December 31, 2019 and March 31, 2019, respectively.

n/m = not meaningful

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	30

Exhibit A: Non-GAAP Reconciliations

Bank of America Corporation and Subsidiaries
Reconciliations to GAAP Financial Measures
(Dollars in millions, except per share information)

The Corporation evaluates its business based on the following ratios that utilize tangible equity, a non-GAAP financial measure. Tangible equity represents an adjusted shareholders’ equity or common shareholders’ equity amount which has been reduced by goodwill and intangible assets (excluding mortgage servicing rights), net of related deferred tax liabilities. Return on average tangible common shareholders’ equity measures the Corporation’s net income applicable to common shareholders as a percentage of adjusted average common shareholders’ equity. The tangible common equity ratio represents adjusted ending common shareholders’ equity divided by total assets less goodwill and intangible assets (excluding mortgage servicing rights), net of related deferred tax liabilities. Return on average tangible shareholders’ equity measures the Corporation’s net income as a percentage of adjusted average total shareholders’ equity. The tangible equity ratio represents adjusted ending shareholders’ equity divided by total assets less goodwill and intangible assets (excluding mortgage servicing rights), net of related deferred tax liabilities. Tangible book value per common share represents adjusted ending common shareholders’ equity divided by ending common shares outstanding. These measures are used to evaluate the Corporation’s use of equity. In addition, profitability, relationship and investment models all use return on average tangible shareholders’ equity as key measures to support our overall growth goals.

See the tables below for reconciliations of these non-GAAP financial measures to the most closely related financial measures defined by GAAP for the three months ended March 31, 2020, December 31, 2019, September 30, 2019, June 30, 2019 and March 31, 2019. The Corporation believes the use of these non-GAAP financial measures provides additional clarity in understanding its results of operations and trends. Other companies may define or calculate supplemental financial data differently.

	First Quarter 2020	Fourth Quarter 2019	Third Quarter 2019	Second Quarter 2019	First Quarter 2019

Reconciliation of income before income taxes to pretax, pre-provision income
Income before income taxes	$4,531	$8,169	$6,859	$8,959	$8,767
Provision for credit losses	4,761	941	779	857	1,013
Pretax, pre-provision income	$9,292	$9,110	$7,638	$9,816	$9,780

Reconciliation of average shareholders’ equity to average tangible shareholders’ equity and average tangible common shareholders’ equity
Shareholders’ equity	$264,534	$266,900	$270,430	$267,975	$266,217
Goodwill	(68,951)	(68,951)	(68,951)	(68,951)	(68,951)
Intangible assets (excluding mortgage servicing rights)	(1,655)	(1,678)	(1,707)	(1,736)	(1,763)
Related deferred tax liabilities	728	730	752	770	841
Tangible shareholders’ equity	$194,656	$197,001	$200,524	$198,058	$196,344
Preferred stock	(23,456)	(23,461)	(23,800)	(22,537)	(22,326)
Tangible common shareholders’ equity	$171,200	$173,540	$176,724	$175,521	$174,018

Reconciliation of period-end shareholders’ equity to period-end tangible shareholders’ equity and period-end tangible common shareholders’ equity
Shareholders’ equity	$264,918	$264,810	$268,387	$271,408	$267,010
Goodwill	(68,951)	(68,951)	(68,951)	(68,951)	(68,951)
Intangible assets (excluding mortgage servicing rights)	(1,646)	(1,661)	(1,690)	(1,718)	(1,747)
Related deferred tax liabilities	790	713	734	756	773
Tangible shareholders’ equity	$195,111	$194,911	$198,480	$201,495	$197,085
Preferred stock	(23,427)	(23,401)	(23,606)	(24,689)	(22,326)
Tangible common shareholders’ equity	$171,684	$171,510	$174,874	$176,806	$174,759

Reconciliation of period-end assets to period-end tangible assets
Assets	$2,619,954	$2,434,079	$2,426,330	$2,395,892	$2,377,164
Goodwill	(68,951)	(68,951)	(68,951)	(68,951)	(68,951)
Intangible assets (excluding mortgage servicing rights)	(1,646)	(1,661)	(1,690)	(1,718)	(1,747)
Related deferred tax liabilities	790	713	734	756	773
Tangible assets	$2,550,147	$2,364,180	$2,356,423	$2,325,979	$2,307,239

Book value per share of common stock
Common shareholders’ equity	$241,491	$241,409	$244,781	$246,719	$244,684
Ending common shares issued and outstanding	8,675.5	8,836.1	9,079.3	9,342.6	9,568.4
Book value per share of common stock	$27.84	$27.32	$26.96	$26.41	$25.57

Tangible book value per share of common stock
Tangible common shareholders’ equity	$171,684	$171,510	$174,874	$176,806	$174,759
Ending common shares issued and outstanding	8,675.5	8,836.1	9,079.3	9,342.6	9,568.4
Tangible book value per share of common stock	$19.79	$19.41	$19.26	$18.92	$18.26

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	31